LONGEVITYFP US EQUITY LARGE-CAP 500 INDEX FUND N-2

Exhibit 99.(t)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer of the LongevityFP US Equity Large-Cap 500 Index Fund (1960) (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Tracie A. Coop and/or Paul Chestovich, with full power to act alone and with full power of substitution, as his true and lawful attorney-in-fact and agent, in all capacities, to execute, deliver and file in the name, place and stead of the undersigned, on behalf of the Trust and the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with or register any security issued by the Trust under the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any applications for exemptive relief from state or federal securities regulations, and amendments to such applications, any other document to be filed with the U.S. Securities and Exchange Commission and any other regulatory authority. The undersigned grants to each of said attorneys and agents, full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite, necessary, or desirable to be done in or about the premise, in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could lawfully do, the undersigned hereby ratifying and approving all such acts of such attorneys and agents.

IN WITNESS WHEREOF, the undersigned hereby executes this Power of Attorney on this 8th day of August 2026.

/s/ Jon Sabes
Jon Sabes Interested Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned trustee of the LongevityFP US Equity Large-Cap 500 Index Fund (1960) (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Tracie A. Coop, Jon Sabes and/or Paul Chestovich with full power to act alone and with full power of substitution, as his true and lawful attorney-in-fact and agent, in all capacities, to execute, deliver and file in the name, place and stead of the undersigned, on behalf of the Trust and the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with or register any security issued by the Trust under the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any applications for exemptive relief from state or federal securities regulations, and amendments to such applications, any other document to be filed with the U.S. Securities and Exchange Commission and any other regulatory authority. The undersigned grants to each of said attorneys and agents, full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite, necessary, or desirable to be done in or about the premise, in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could lawfully do, the undersigned hereby ratifying and approving all such acts of such attorneys and agents.

IN WITNESS WHEREOF, the undersigned hereby executes this Power of Attorney on this 7th day of August 2026.

/s/ Lee Smart
Lee Smart Independent Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned trustee of the LongevityFP US Equity Large-Cap 500 Index Fund (1960) (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Tracie A. Coop, Jon Sabes and/or Paul Chestovich, with full power to act alone and with full power of substitution, as his true and lawful attorney-in-fact and agent, in all capacities, to execute, deliver and file in the name, place and stead of the undersigned, on behalf of the Trust and the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with or register any security issued by the Trust under the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any applications for exemptive relief from state or federal securities regulations, and amendments to such applications, any other document to be filed with the U.S. Securities and Exchange Commission and any other regulatory authority. The undersigned grants to each of said attorneys and agents, full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite, necessary, or desirable to be done in or about the premise, in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could lawfully do, the undersigned hereby ratifying and approving all such acts of such attorneys and agents.

IN WITNESS WHEREOF, the undersigned hereby executes this Power of Attorney on this 7th day of August 2026.

/s/ Walter White
Walter White Independent Trustee